Exhibit 99.1

Contact: Ira M. Birns, Executive Vice President & Chief Financial Officer Glenn Klevitz Vice President, Treasurer & Investor Relations 305-428-8000

World Fuel Services Corporation Reports Fourth Quarter and Full Year 2019 Results
-- Generates Full Year Cash Flow from Operations of $229 million --

MIAMI—February 27, 2020 -- World Fuel Services Corporation (NYSE: INT)
Fourth-Quarter 2019 Highlights

•	Total gross profit of $286.6 million, up 9% year-over-year

•	GAAP net income of $56.5 million, or $0.86 per diluted share

•	Adjusted net income of $57.2 million, or $0.87 per diluted share

•	Adjusted EBITDA of $98.5 million, up 9% year-over-year

Full Year 2019 Highlights

•	Total gross profit of $1.1 billion, up 9% year-over-year

•	GAAP net income of $178.9 million, or $2.69 per diluted share

•	Adjusted net income of $185.6 million, or $2.79 per diluted share

•	Adjusted EBITDA of $409.2 million, up 14% year-over-year

“We are very pleased with our performance in 2019 as we continued to leverage the strength of our diversified business model,” stated Michael J. Kasbar, chairman and chief executive officer of World Fuel Services Corporation. “We will continue to aggressively focus on driving growth opportunities, increasing the value of our global platform and improving operating leverage across the enterprise.”

For the full year, the company's aviation segment generated gross profit of $551.6 million, an increase of 9% year-over-year, primarily driven by growth in government-related activity. Our marine segment generated gross profit of $181.5 million, an increase of 24% year-over-year, principally related to stronger performance in core resale operations. Our land segment generated gross profit of $378.9 million, an increase of 4% year-over-year, driven principally by growth in our government-related operations, MultiService payment solutions business and Kinect global energy services platform.

“We generated $229 million of cash flow from operations in 2019, enabling us to lower our total debt and increase available liquidity,” said Ira M. Birns, executive vice president and chief financial officer. “We believe our enhanced liquidity position will allow us to accelerate our investment in organic growth and strategic investment opportunities, while continuing to maintain a strong balance sheet.”

Non-GAAP Financial Measures
This press release contains non-GAAP financial measures (collectively, the “Non-GAAP Measures”), including adjusted net income, adjusted diluted earnings per share, and adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”). The Non-GAAP Measures exclude acquisition-related charges and restructuring costs primarily because we do not believe they are reflective of our core operating results. Beginning with the period ending September 30, 2019, as well as the 2018 comparative, the Non-GAAP Measures exclude gains or losses on the extinguishment of debt. In addition, beginning with the period ending December 31, 2019, the Non-GAAP Measures also excludes gain or losses on business dispositions. These changes were made to facilitate the evaluation of our current operating performance and comparisons to our past operating performance.
We believe that the Non-GAAP Measures, when considered in conjunction with our financial information prepared in accordance with GAAP, are useful to investors to further aid in evaluating the ongoing financial performance of the Company and to provide greater transparency as supplemental information to our GAAP results.
Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. In addition, our presentation of the Non-GAAP Measures may not be comparable to the presentation of such metrics by other companies. Non-GAAP diluted earnings per common share is computed by dividing non-GAAP net income attributable to World Fuel Services and available to common shareholders by the sum of the weighted average number of shares of common stock, stock units, restricted stock entitled to dividends not subject to forfeiture and vested restricted stock units outstanding during the period and the number of additional shares of common stock that would have been outstanding if our outstanding potentially dilutive securities had been issued. Investors are encouraged to review the reconciliation of these Non-GAAP Measures to their most directly comparable GAAP financial measures in this press release and on our website.
Information Relating to Forward-Looking Statements
This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our beliefs and expectations with respect to our ability to drive growth opportunities, increase the value of our global platform and drive greater operating leverage, as well as our expectations about our enhanced liquidity position allowing us to accelerate organic growth and strategic investment opportunities, while continuing to maintain a strong balance sheet. These forward-looking statements are qualified in their entirety by cautionary statements and risk factor disclosures contained in the Company’s Securities and Exchange Commission (“SEC”) filings, including the Company’s most recent Annual Report on Form 10-K filed with the SEC. Actual results may differ materially from any forward-looking statements due to risks and uncertainties, including, but not limited to: our ability to effectively integrate acquired businesses and recognize the anticipated benefits, the loss of or reduced sales to the North Atlantic Treaty Organization in Afghanistan under our contract, our ability to successfully implement our growth strategy, risks related to the complexity of U.S. Tax Cuts and Jobs Act and any subsequently issued regulations and our ability to accurately predict the impact on our effective tax rate and future earnings, our ability to capitalize on new market opportunities and changes in supply and other market dynamics in the regions where we operate, adverse conditions in the markets or industries in which we or our customers and suppliers operate, the creditworthiness of our customers and counterparties and our ability to collect accounts receivable, our ability to effectively leverage technology and operating systems and realize the anticipated benefits, our ability to successfully execute and achieve efficiencies, our ability to achieve the expected level of benefit from our restructuring activities and cost reduction initiatives, unanticipated tax liabilities or adverse results of tax audits, assessments, or disputes, potential liabilities and the extent of any insurance coverage, the outcome of pending litigation and other proceedings, the impact of quarterly fluctuations in results, particularly as a result of seasonality, fluctuations in world oil prices or foreign currency, changes in political, economic, regulatory, or environmental conditions, supply disruptions, border closures and other logistical difficulties that can arise when sourcing and delivering fuel in areas that are actively engaged in war or other military conflicts, our failure to effectively hedge certain financial risks associated with the use of derivatives, non-performance by counterparties or customers on derivatives contracts, uninsured losses, the impact of climate change and natural disasters, adverse results in legal disputes, our ability to retain and attract senior management and other key employees and other risks detailed from time to time in our SEC filings. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, changes in expectations, future events, or otherwise, except as required by law.

About World Fuel Services Corporation
Headquartered in Miami, Florida, World Fuel Services is a global energy management company involved in providing energy procurement advisory services, supply fulfillment and transaction and payment management solutions to commercial and industrial customers, principally in the aviation, marine and land transportation industries. World Fuel Services sells fuel and delivers services to its clients at more than 8,000 locations in more than 200 countries and territories worldwide.
For more information, call 305-428-8000 or visit www.wfscorp.com.
-- Some amounts in this press release may not add due to rounding. All percentages have been calculated using unrounded amounts --

WORLD FUEL SERVICES CORPORATION
CONSOLIDATED BALANCE SHEETS
 (Unaudited - In millions, except per share data)

	As of
	December 31,	December 31,
	2019	2018
Assets:
Current assets:
Cash and cash equivalents	$186.1	$211.7
Accounts receivable, net	2,891.9	2,739.6
Inventories	593.3	523.1
Prepaid expenses	80.6	65.7
Short-term derivative assets, net	59.5	155.2
Other current assets	358.8	279.5
Total current assets	4,170.1	3,974.8
Property and equipment, net	360.9	350.3
Goodwill	843.7	852.7
Identifiable intangible and other non-current assets	617.7	499.0
Total assets	$5,992.4	$5,676.9
Liabilities:
Current liabilities:
Current maturities of long-term debt	$54.1	$41.1
Accounts payable	2,602.7	2,399.6
Customer deposits	126.7	118.2
Accrued expenses and other current liabilities	378.9	377.0
Total current liabilities	3,162.4	2,935.9
Long-term debt	574.7	659.9
Non-current income tax liabilities, net	210.1	194.6
Other long-term liabilities	151.3	54.9
Total liabilities	4,098.5	3,845.3
Commitments and contingencies
Equity:
World Fuel shareholders' equity:
Preferred stock, $1.00 par value; 0.1 shares authorized, none issued	—	—
Common stock, $0.01 par value; 100.0 shares authorized, 65.2 and 67.0 issued and outstanding as of December 31, 2019 and December 31, 2018, respectively	0.7	0.7
Capital in excess of par value	274.7	340.4
Retained earnings	1,761.3	1,606.1
Accumulated other comprehensive loss	(146.3)	(131.7)
Total World Fuel shareholders' equity	1,890.4	1,815.4
Noncontrolling interest	3.5	16.1
Total equity	1,893.9	1,831.6
Total liabilities and equity	$5,992.4	$5,676.9

WORLD FUEL SERVICES CORPORATION
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
 (Unaudited – In millions, except per share data)

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
	2019	2018	2019	2018
Revenue	$9,358.1	$9,988.6	$36,819.0	$39,750.3
Cost of revenue	9,071.5	9,726.3	35,707.0	38,731.8
Gross profit	286.6	262.2	1,112.0	1,018.5
Operating expenses:
Compensation and employee benefits	123.4	109.9	470.4	442.1
General and administrative	89.3	84.2	322.2	299.6
Restructuring charges	13.4	4.9	19.7	17.1
	226.1	199.0	812.3	758.8
Income from operations	60.5	63.2	299.7	259.7
Non-operating expenses, net:
Interest expense and other financing costs, net	(14.8)	(18.5)	(73.9)	(71.0)
Other income (expense), net	11.8	(1.8)	11.5	(3.8)
	(3.0)	(20.3)	(62.4)	(74.8)
Income (loss) before income taxes	57.5	42.9	237.3	184.9
Provision for income taxes	0.7	13.2	56.2	55.9
Net income (loss) including noncontrolling interest	56.8	29.8	181.1	129.0
Net income attributable to noncontrolling interest	0.3	0.1	2.2	1.3
Net income (loss) attributable to World Fuel	$56.5	$29.6	$178.9	$127.7

Basic earnings per common share	$0.86	$0.44	$2.71	$1.89

Basic weighted average common shares	65.3	67.1	66.1	67.4

Diluted earnings per common share	$0.86	$0.44	$2.69	$1.89

Diluted weighted average common shares	65.9	67.4	66.5	67.7

Comprehensive income:
Net income (loss) including noncontrolling interest	$56.8	$29.8	$181.1	$129.0
Other comprehensive income (loss):
Foreign currency translation adjustments	25.5	(4.3)	8.2	(27.3)
Cash flow hedges, net of income tax benefit of $6.4 and expense of $9.9 for the three months ended December 31, 2019 and 2018, respectively, and net of income tax benefit of $8.7 and expense of $7.0 for the twelve months ended December 31, 2019 and 2018, respectively	(18.7)	29.4	(25.5)	21.0
Other comprehensive income (loss):	6.9	25.1	(17.3)	(6.3)
Comprehensive income (loss) including noncontrolling interest	63.7	54.8	163.7	122.6
Comprehensive income (loss) attributable to noncontrolling interest	(1.2)	0.1	(2.7)	(1.2)
Comprehensive income (loss) attributable to World Fuel	$64.8	$54.8	$166.5	$123.8

WORLD FUEL SERVICES CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited - In millions)

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
	2019	2018	2019	2018
Cash flows from operating activities:
Net income (loss) including noncontrolling interest	$56.8	$29.8	$181.1	$129.0
Adjustments to reconcile net income including noncontrolling interest to net cash provided by operating activities:
Depreciation and amortization	23.2	22.5	87.4	81.5
Provision for bad debt	6.3	17.5	25.9	25.1
Restructuring Charges	12.6	—	12.6	—
Share-based payment award compensation costs	11.3	0.3	23.6	8.3
Deferred income tax expense (benefit)	1.9	(1.5)	3.3	(3.2)
Foreign currency (gains) losses, net	11.3	3.8	10.8	8.7
(Gain) loss on sale of business	(13.9)	—	(13.9)	—
Other	(2.0)	(2.5)	(1.8)	(3.3)
Changes in assets and liabilities, net of acquisitions:
Accounts receivable, net (reduced by beneficial interests received in exchange for accounts receivables sold of $12.3 for the three months ended December 31, 2018 and $369.8 for the twelve months ended December 31, 2018, respectively)	(185.3)	330.3	(164.1)	(445.2)
Inventories	(7.8)	165.3	(61.3)	(11.8)
Prepaid expenses	(10.6)	12.0	(17.8)	(5.3)
Short-term derivative assets, net	4.8	(115.6)	132.0	(151.3)
Other current assets	5.6	(16.2)	(52.8)	(53.1)
Cash collateral with financial counterparties	(39.5)	(10.8)	(42.7)	29.2
Other non-current assets	5.5	(22.2)	33.6	(61.5)
Accounts payable	107.1	(382.7)	143.7	171.3
Customer deposits	11.9	13.0	8.1	11.8
Accrued expenses and other current liabilities	(32.1)	79.0	(91.9)	72.5
Non-current income tax, net and other long-term liabilities	93.0	11.6	12.8	14.8
Total adjustments	3.3	103.8	47.7	(311.5)
Net cash provided by (used in) operating activities	60.1	133.5	228.8	(182.5)
Cash flows from investing activities:
Cash receipts of retained beneficial interests in receivable sales	—	12.3	—	369.8
Acquisition of businesses, net of cash acquired	—	(0.2)	—	(21.3)
Proceeds from sale of business	30.8	—	30.8	—
Capital expenditures	(21.3)	(27.6)	(80.9)	(72.3)
Other investing activities, net	(4.9)	2.5	(0.4)	9.8
Net cash (used in) provided by investing activities	4.6	(13.0)	(50.5)	286.0
Cash flows from financing activities:
Borrowings	549.3	1,525.0	5,001.7	6,188.4
Repayments of debt	(611.8)	(1,566.1)	(5,080.2)	(6,407.3)
Dividends paid on common stock	(6.5)	(4.0)	(21.1)	(16.2)
Repurchases of common stock	—	—	(65.4)	(20.0)
Other financing activities, net	(32.8)	0.1	(39.9)	(2.1)
Net cash (used in) financing activities	(101.8)	(45.1)	(204.9)	(257.1)
Effect of exchange rate changes on cash and cash equivalents	4.7	(5.8)	1.0	(7.0)
Net (decrease) increase in cash and cash equivalents	(32.4)	69.7	(25.7)	(160.6)
Cash and cash equivalents, as of the beginning of the period	218.5	142.1	211.7	372.3
Cash and cash equivalents, as of the end of the period	$186.0	$211.7	$186.0	$211.7

* The adoption of ASU 2016-15 resulted in operating cash flow decreases and investing cash flow increases of $12.3 million for the three months ended December 31,2018 and $369.8 million for the twelve months ended December 31, 2018.

WORLD FUEL SERVICES CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited - In millions, except per share data)

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
Non-GAAP financial measures and reconciliation:	2019	2018	2019	2018
Net income attributable to World Fuel	$56.5	$29.6	$178.9	$127.7
Loss on extinguishment of debt	—	—	0.5	0.5
Acquisition related charges	1.4	0.3	2.4	2.0
(Gains) / losses on business dispositions	(13.9)	—	(13.9)	—
Restructuring related costs	13.4	4.9	19.7	17.1
Income tax impacts	(0.2)	(1.1)	(2.0)	(4.0)
Adjusted net income attributable to World Fuel	$57.2	$33.7	$185.6	$143.3

Diluted earnings per common share	$0.86	$0.44	$2.69	$1.89
Loss on extinguishment of debt	—	—	0.01	0.01
Acquisition related charges	0.02	—	0.04	0.03
(Gains) / losses on business dispositions	(0.21)	—	(0.21)	—
Restructuring related costs	0.20	0.07	0.30	0.25
Income tax impacts	—	(0.02)	(0.03)	(0.06)
Adjusted diluted earnings per common share	$0.87	$0.50	$2.79	$2.12

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
Non-GAAP financial measures and reconciliation:	2019	2018	2019	2018
Income from operations	$60.5	$63.2	$299.7	$259.7
Depreciation and amortization	23.2	22.2	87.4	81.5
Acquisition related charges	1.4	0.3	2.4	2.0
Restructuring related costs	13.4	4.9	19.7	17.1
Adjusted EBITDA(1)	$98.5	$90.7	$409.2	$360.3

(1)
The Company defines adjusted EBITDA as income from operations, excluding the impact of depreciation and amortization, and items that are considered to be non-operational and are not representative of our core business, including those associated with acquisition related charges and restructuring costs.

WORLD FUEL SERVICES CORPORATION
BUSINESS SEGMENTS INFORMATION
 (Unaudited - In millions)

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
Revenue:	2019	2018	2019	2018
Aviation segment	$4,698.7	$4,900.8	$18,479.5	$19,119.7
Land segment	2,568.5	2,705.7	10,280.9	11,381.1
Marine segment	2,090.8	2,382.0	8,058.5	9,249.5
	$9,358.1	$9,988.6	$36,819.0	$39,750.3
Gross profit:
Aviation segment	$139.8	$129.7	$551.6	$507.8
Land segment	90.3	91.1	378.9	364.9
Marine segment	56.6	41.3	181.5	145.8
	$286.6	$262.2	$1,112.0	$1,018.5
Income from operations:
Aviation segment	$68.5	$62.3	$283.9	$250.6
Land segment	8.8	10.1	55.0	47.8
Marine segment	22.9	7.0	67.1	37.8
	100.2	79.4	406.1	336.3
Corporate overhead - unallocated	(39.7)	(16.2)	(106.4)	(76.6)
	$60.5	$63.2	$299.7	$259.7

SALES VOLUME SUPPLEMENTAL INFORMATION
 (Unaudited - In millions)

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
Volume (Gallons):	2019	2018	2019	2018
Aviation Segment	2,207.4	2,047.2	8,496.6	8,194.0
Land Segment (1)	1,424.5	1,356.4	5,450.4	5,591.8
Marine Segment (2)	1,340.0	1,607.4	5,518.8	6,261.3
Consolidated Total	4,971.9	5,011.0	19,465.8	20,047.1

(1)	Includes gallons and gallon equivalents of British Thermal Units (BTU) for our natural gas sales and Kilowatt Hours (kWh) for our Kinect power business.

(2)	Converted from metric tons to gallons at a rate of 264 gallons per metric ton. Marine segment metric tons were 5.1 and 20.9 for the three and twelve months ended December 31, 2019.

CONTACT:
World Fuel Services Corporation
Ira M Birns, 305-428-8000
Executive Vice President & Chief Financial Officer

Glenn Klevitz, 305-428-8000
Vice President, Treasurer & Investor Relations